Exhibit 99.1
Energy Vault Secures Final FIRB Approval and Completes Acquisition of 125 MW/1,000 MWh Stoney Creek BESS in Australia
Stoney Creek represents first acquisition in Australia as part of Energy Vault’s global “Own & Operate” portfolio and reinforces long-term commitment to Australia’s energy transition
125 MW/1,000 MWh Stoney Creek BESS set to support grid reliability and flexibility while advancing the energy transition in New South Wales, supported by a 14-year offtake agreement
Stoney Creek is Energy Vault’s third and largest Energy Storage Asset in the portfolio, following the successful completion of the Cross Trails BESS in Texas and Calistoga Resiliency Center in California, and is expected to deliver ~$30 million in combined annual, recurring EBITDA for the next 15+ years
WESTLAKE VILLAGE, Calif. – August 7, 2025 – Energy Vault Holdings, Inc. (NYSE: NRGV) (“Energy Vault” or the “Company”), a global leader in grid-scale energy storage solutions, today announced it has received Foreign Investment Review Board (FIRB) approval and completed the full acquisition of the Stoney Creek Battery Energy Storage System (BESS) project in Northern New South Wales. The 125 MW/1,000 MWh project now formally enters Energy Vault’s international “Own & Operate” portfolio, advancing the company’s long-term asset management strategy in the Australian market.
Energy Vault has formalized its investment position in the Stoney Creek BESS following receipt of Foreign Investment Review Board (FIRB) approval, enabling full acquisition and control of the project’s development and operations. The project was initially announced for acquisition from Enervest Group in March 2025.
This strategic acquisition underscores Energy Vault’s commitment to accelerating Australia’s transition to a more resilient, low-carbon energy grid. The Stoney Creek BESS represents a flagship deployment within the company’s Asset Vault portfolio, leveraging Energy Vault’s vertically integrated approach to energy storage development. With full control of the project’s lifecycle—from design through long-term operation—Energy Vault is positioned to optimize both performance and profitability while delivering essential grid services.
The project’s award of a 14-year LTESA contract provides a strong foundation of contracted revenue, enabling long-term value creation for stakeholders and reinforcing investor confidence. Coupled with Energy Vault’s proprietary VaultOS™ platform and advanced B-VAULT™ storage technology, the Stoney Creek BESS will offer critical dispatchable capacity to support peak demand, enhance grid stability, and enable deeper integration of renewable energy sources across New South Wales.
The 125 MW/1,000 MWh BESS was awarded a 14-year Long-Term Energy Service Agreement (LTESA) under Roadmap Tender Round 5 for Long Duration Storage, administered by AEMO Services as the Consumer Trustee under the New South Wales Electricity Infrastructure Roadmap. The LTESA provides up to 14 years of predictable, contracted revenue, helping to de-risk the project and accelerate investment in critical storage infrastructure.
The Stoney Creek BESS has been designed to deliver eight hours of dispatchable energy, and once operational, will support grid reliability and flexibility in a strategic location within NSW’s transitioning energy landscape. Energy Vault is developing and integrating the project, utilizing its VaultOS™ energy management platform and B-VAULT™ system to optimize performance, market participation, and long-term asset management.
“The formal acquisition of Stoney Creek represents a first and very significant milestone in Energy Vault’s long-term investment strategy for Australia,” said Robert Piconi, Chairman and Chief Executive Officer of Energy Vault. “As the first non-US project developed under our global ‘Own & Operate’ asset strategy, Stoney Creek underscores our focus on attractive, high growth markets for energy storage solutions supported by favorable regulatory policies as is the case with Australia. We have multiple storage projects in various stages of construction across eastern Australia, and we look forward now to focusing on moving the Stoney Creek BESS rapidly to RTB construction and eventual operation in order to maximize the benefits for the local communities while supporting the NSW regional decarbonization goals.”
Stoney Creek represents one of several large-scale “Own & Operate” assets Energy Vault is advancing across Australia, underpinning a growing pipeline of energy storage deployments designed to enable both merchant and contracted revenue streams through the company’s Energy VaultOS™ and Vault-Bidder™ platforms.

About Energy Vault
Energy Vault® develops, deploys and operates utility-scale energy storage solutions designed to transform the world's approach to sustainable energy storage. The Company's comprehensive offerings include proprietary battery, gravity and green hydrogen energy storage technologies supporting a variety of customer use cases delivering safe and reliable energy system dispatching and optimization. Each storage solution is supported by the Company’s technology-agnostic energy management system software and integration platform. Unique to the industry, Energy Vault’s innovative technology portfolio delivers customized short, long and multi-day/ultra-long duration energy storage solutions to help utilities, independent power producers, and large industrial energy users significantly reduce levelized energy costs while maintaining power reliability. Since 2024, Energy Vault has executed an “Own & Operate” asset management strategy developed to generate predictable, recurring and high margin tolling revenue streams, positioning the Company for continued growth in the rapidly evolving energy storage asset infrastructure market. Please visit www.energyvault.com for more information.
Forward-Looking Statements
This press release includes forward-looking statements that reflect the Company’s current views with respect to, among other things, the Company’s operations and financial performance. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These statements often include words such as “anticipate,” “expect,” “suggest,” “plan,” “believe,” “intend,” “project,” “forecast,” “estimates,” “targets,” “projections,” “should,” “could,” “would,” “may,” “might,” “will” and other similar expressions. We base these forward-looking statements or projections on our current expectations, plans, and assumptions, which we have made in light of our experience in our industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at the time. These forward-looking statements are based on our beliefs, assumptions, and expectations of future performance, taking into account the information currently available to us. These forward-looking statements are only predictions based upon our current expectations and projections about future events. These forward-looking statements involve significant risks and uncertainties that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the failure to execute definitive agreements or close previously contracted tax credit transfers, changes in our strategy, expansion plans, customer opportunities, future operations, future financial position, estimated revenues and losses, projected costs, prospects and plans; the quickly changing international tariffs applicable to our imports and exports; the uncertainly of our awards, bookings and backlogs and developed pipeline equating to future revenue; the lack of assurance that non-binding letters of intent and other indication of interest can result in binding orders or sales; the timing of permits; the possibility of our products to be or alleged to be defective or experience other failures; the implementation, market acceptance and success of our business model and growth strategy; our ability to develop and maintain our brand and reputation; developments and projections relating to our business, our competitors, and industry; the ability of our suppliers to deliver necessary components or raw materials for construction of our energy storage systems in a timely manner; the impact of health epidemics, on our business and the actions we may take in response thereto; our expectations regarding our ability to obtain and maintain intellectual property protection and not infringe on the rights of others; expectations regarding the time during which we will be an emerging growth company under the JOBS Act; our future capital requirements and sources and uses of cash; the international nature of our operations and the impact of war or other hostilities on our business and global markets; our ability to obtain funding for our operations and future growth; our business, expansion plans and opportunities and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 31 2025, as such factors may be updated from time to time in its other filings with the SEC, accessible on the SEC’s website at www.sec.gov. New risks emerge from time to time, and it is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Any forward-looking statement made by us in this press release speaks only as of the date of this press release and is expressly qualified in its entirety by the cautionary statements included in this press release. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable laws. You should not place undue reliance on our forward-looking statements.

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